United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2025

HOUSTON AMERICAN ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-32955	76-0675953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

801 Travis Street, Suite 1425

Houston, Texas 77002

(Address of principal executive offices, including zip code)

713-222-6966

(Registrant’s telephone number,

including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HUSA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On April 24, 2025, Houston American Energy Corp. (the “Company”) held a special meeting of stockholders. The final results for each of the matters submitted to a vote of stockholders at the special meeting, as set forth in the Proxy Statement, are as follows:

Proposal 1. The issuance of a number of shares of Common Stock equal to 94% of all the issued and outstanding Common Stock of the Company at the time of the closing under that certain Share Exchange Agreement dated as of February 20, 2025, by and among the Company, Abundia Financial, LLC and Bower Family Holdings, LLC was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
5,369,822	585,049	11,401	0

Proposal 2. The amendment to the Company’s certificate of incorporation to effect a reverse stock split of all of the outstanding shares of Common Stock at a ratio in the range of 1-for-5 to 1-for-60, with such ratio to be determined by the Board, was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
5,347,347	617,263	1,662	0

Proposal 3. The amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock that may be issued from 20,000,000 to 300,000,000 was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
5,364,647	591,718	9,907	0

Proposal 4. The adjournment of the special meeting, to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes at the time of the special meeting to approve Proposal 1, Proposal 2, or Proposal 3 was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
5,403,936	424,701	137,635	0

Item 7.01. Regulation FD Disclosure

On April 28, 2025, the Company issued a press release announcing the results of the special meeting of stockholders. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Title
99.1	Press Release of Houston American Energy Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON AMERICAN ENERGY CORP.

Dated: April 28, 2025

	By:	/s/ Peter Longo
	Name:	Peter Longo
	Title:	Chief Executive Officer